 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 3, 1998

                                                     REGISTRATION NO. 333-67603

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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                                ---------------

                             AMENDMENT NO. 2
                                      TO
                                   FORM F-3

                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933

                                ---------------
                     NIPPON DENSHIN DENWA KABUSHIKI KAISHA
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                  NIPPON TELEGRAPH AND TELEPHONE CORPORATION
                 (TRANSLATION OF REGISTRANT'S NAME IN ENGLISH)
                                     4813                      NONE
          JAPAN                (PRIMARY STANDARD         (I.R.S. EMPLOYER
     (STATE OR OTHER       INDUSTRIAL CLASSIFICATION   IDENTIFICATION NO.)
     JURISDICTION OF             CODE NUMBER)
     INCORPORATION OR
      ORGANIZATION)
                         19-2, NISHI-SHINJUKU 3-CHOME
                          SHINJUKU-KU, TOKYO 163-8019
                                     JAPAN
                                 813-5359-2122
  (ADDRESS AND TELEPHONE NUMBER OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                                ---------------
                               NTT AMERICA, INC.
                                101 PARK AVENUE
                           NEW YORK, NEW YORK 10178
                                    U.S.A.
                                 212-867-1511
          (NAME, ADDRESS, AND TELEPHONE NUMBER OF AGENT FOR SERVICE)
                                   COPY TO:
   THEODORE A. PARADISE       ROBERT W. MULLEN, JR.       STEPHEN A. GRANT
  DAVIS POLK & WARDWELL      MILBANK, TWEED, HADLEY &    ROBERT G. DELAMATER
 AKASAKA TWIN TOWER EAST              MCCLOY             SULLIVAN & CROMWELL
           13F               1 CHASE MANHATTAN PLAZA    TOKIO KAIJO BUILDING
  17-22, AKASAKA 2-CHOME     NEW YORK, NEW YORK 10005          SHINKAN
MINATO-KU, TOKYO 107-0052             U.S.A.           2-1, MARUNOUCHI 1-CHOME
          JAPAN                                        CHIYODA-KU, TOKYO 100-
                                                             0005 JAPAN

  APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the effective date of this Registration Statement.
                                ---------------
  If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [_]

  If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, please check the following box. [_]

  If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

  If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier registration statement for the same offering. [_]

  If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]

                                ---------------
                        CALCULATION OF REGISTRATION FEE
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
                                                           PROPOSED
                                            PROPOSED       MAXIMUM
 TITLE OF EACH CLASS OF       AMOUNT        MAXIMUM       AGGREGATE     AMOUNT OF
    SECURITIES TO BE          TO BE      OFFERING PRICE    OFFERING    REGISTRATION
       REGISTERED         REGISTERED(1)   PER UNIT(2)      PRICE(2)        FEE
-----------------------------------------------------------------------------------
 Common stock, par value
  (Yen)50,000 per
  share(3)............    227,500 shares   $7,625.50    $1,734,801,250   $482,275

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(1) The amount of shares registered also includes any shares initially offered and sold outside the United States and thereafter sold or resold in the United States. The shares are not being registered for the purpose of sales outside the United States.
(2) Estimated solely for purposes of determining the registration fee pursuant to Rule 457(c) under the Securities Act.
(3) A separate Registration Statement on Form F-6 has been filed for the registration of American Depositary Shares evidenced by American Depositary Receipts representing the shares being registered hereby (Registration No. 33-81562).

                                ---------------
  THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH
SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE AT SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

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


                             EXPLANATORY NOTE

  This Amendment to the Registration Statement on Form F-3 is being filed to include information in Part II to this Registration Statement not previously included.

                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 14. OTHER EXPENSES OF ISSUANCES AND DISTRIBUTION.

  The estimated expenses in connection with the issuance and sale of the ADSs being registered hereunder (other than underwriting discounts) are set forth in the following table:

   Securities and Exchange Commission registration fee.............. $  482,275
   Accounting fees and expenses.....................................     65,000
   Legal fees and expenses..........................................    700,000
   Printing expenses................................................    350,000
   Miscellaneous....................................................  1,500,000
                                                                     ----------
       Total........................................................ $3,097,275
                                                                     ==========

ITEM 15. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

  Articles 254 and 280 of the Commercial Code of Japan make the provisions of
Section 10, Chapter 2, Book III of the Civil Code applicable to the relationship between NTT and its directors and corporate auditors, respectively. Section 10, among other things, provides in effect that:

    (1) If a director or a corporate auditor of a company has defrayed any expenses which are considered necessary for the management of the affairs of such company entrusted to him, he may demand reimbursement therefor from the company;

    (2) If a director or a corporate auditor has assumed an obligation necessary for the management of the affairs entrusted to him, he may require the company to perform it in his place or, if it is not due, to furnish adequate security; and

    (3) If a director or a corporate auditor, without any fault on his part, sustains damage through the management of the affairs entrusted to him, he may demand compensation therefor from the company.

ITEM 16. EXHIBITS.

  See Exhibit Index on Page II-6.

ITEM 17. UNDERTAKINGS.

  Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described under Item 15 above, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933, as amended, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933, as amended, and will be governed by the final adjudication of such issue.

  The undersigned Registrant hereby undertakes that:

    (1) For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 424(b)(1) or
  (4) or 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.

    (2) For the purpose of determining any liabilities under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                                   SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANT CERTIFIES THAT IT HAS REASONABLE GROUNDS TO BELIEVE THAT IT MEETS ALL OF THE REQUIREMENTS FOR FILING ON FORM F-3 AND HAS DULY CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF TOKYO, JAPAN ON DECEMBER 3, 1998.

                                          Nippon Telegraph and Telephone
                                           Corporation

                                                           *
                                          By: _________________________________
                                             (JUN-ICHIRO MIYAZU, PRESIDENT)

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.

              SIGNATURE                          TITLE                   DATE
              ---------                          -----                   ----

                  *                    Chairman and Director       December 3, 1998
______________________________________
            SHIGEO SAWADA

                  *                    President and Director      December 3, 1998
______________________________________  (Principal Executive
          JUN-ICHIRO MIYAZU             Officer)

                  *                    Senior Executive Vice       December 3, 1998
______________________________________  President and Director
            HIDEKAZU INOUE

                  *                    Senior Executive Vice       December 3, 1998
______________________________________  President and Director
            TOSHIHARU AOKI

                  *                    Senior Executive Vice       December 3, 1998
______________________________________  President and Director
             KAZUO ASADA

                  *                    Executive Vice President    December 3, 1998
______________________________________  and Director
           MASANOBU SUZUKI

                  *                    Executive Vice President    December 3, 1998
______________________________________  and Director
             YUJI MATSUO

                  *                    Executive Vice President    December 3, 1998
______________________________________  and Director
           HIROSHI ISHIHARA

                  *                    Executive Vice President    December 3, 1998
______________________________________  and Director (Principal
         TOSHIYUKI MINESHIMA            Financial and Accounting
                                        Officer)

                  *                    Executive Vice President    December 3, 1998
______________________________________  and Director
              NORIO WADA


              SIGNATURE                          TITLE                   DATE
              ---------                          -----                   ----

                  *                    Executive Vice President    December 3, 1998
______________________________________  and Director
            TADAYUKI ARAI

                  *                    Executive Vice President    December 3, 1998
______________________________________  and Director
             KIYOSHI MITA

                  *                    Executive Vice President    December 3, 1998
______________________________________  and Director
            SATOSHI MIURA

                  *                    Executive Vice President    December 3, 1998
______________________________________  and Director
           MICHIO TAKEUCHI

                  *                    Executive Vice President    December 3, 1998
______________________________________  and Director
            KATSUYA OKIMI

                  *                    Senior Vice President and   December 3, 1998
______________________________________  Director
           HIROFUMI SHIMADA

                  *                    Senior Vice President and   December 3, 1998
______________________________________  Director
           MASAHIRO SHIBAO

                  *                    Senior Vice President and   December 3, 1998
______________________________________  Director
            RYUJI NUNOTANI

                  *                    Senior Vice President and   December 3, 1998
______________________________________  Director
            YOSHINORI UDA

                  *                    Senior Vice President and   December 3, 1998
______________________________________  Director
           SEIJI TAKASHIMA

                  *                    Senior Vice President and   December 3, 1998
______________________________________  Director
            MICHITOMO UENO

                  *                    Senior Vice President and   December 3, 1998
______________________________________  Director
            TOSHIAKI FUKUI

                  *                    Senior Vice President and   December 3, 1998
______________________________________  Director
            KUNIHIRO KATO

                  *                    Senior Vice President and   December 3, 1998
______________________________________  Director
           SHIN-ICHI AIZAWA

              SIGNATURE                          TITLE                   DATE
              ---------                          -----                   ----

                  *                    Senior Vice President and   December 3, 1998
______________________________________  Director
           MASAAKI KASAHARA

                  *                    Senior Vice President and   December 3, 1998
______________________________________  Director
             KANJI KOIDE

                  *                    Senior Vice President and   December 3, 1998
______________________________________  Director
          YOSHIYUKI SUKEMUNE

                  *                    Senior Vice President and   December 3, 1998
______________________________________  Director
            YOSHIO BESSYO

                  *                    Senior Vice President and   December 3, 1998
______________________________________  Director
            JUN-ICHI YUKI

                  *                    Senior Vice President and   December 3, 1998
______________________________________  Director
            KIYOSHI FUJITA

                  *                    Senior Vice President and   December 3, 1998
______________________________________  Director
           SHUNZO MORISHITA

                  *                    Senior Vice President and   December 3, 1998
______________________________________  Director
           SHIGEHIKO SUZUKI

                  *                    Senior Vice President and   December 3, 1998
______________________________________  Director
            MAMORU ISHIDA

                  *                    Senior Vice President and   December 3, 1998
______________________________________  Director
             NOBUHARU ONO

                  *                    Senior Vice President and   December 3, 1998
______________________________________  Director
           SUSUMU FUKUZAWA

                  *                    Director and Counselor to   December 3, 1998
______________________________________  the President
             RYUZO SEJIMA


NTT AMERICA, INC.

                  *                    President and Chief         December 3, 1998
By: __________________________________  Executive Officer
           KEISUKE NAKASAKI

        /s/ Mototane Miyazaki
*By: _________________________________
 MOTOTANE MIYAZAKI, ATTORNEY-IN-FACT

 * Mototane Miyazaki, by signing his name hereto, does sign this document on behalf of the person indicated above pursuant to a power of attorney duly executed by such person and filed with the Securities and Exchange Commission.

                                 EXHIBIT INDEX

                                                                           PAGE
 EXHIBIT                                                                   NO.
 -------                                                                   ----
  1.     Form of Underwriting Agreement.**
  2.1    Nippon Telegraph and Telephone Corporation Law (English
         translation thereof) (incorporated by reference to Exhibit 1.4 to NTT's Registration Statement on Form 20-F (file
         no. 1-8910)).
  2.2    Law Concerning Partial Revision to the Nippon Telegraph and
         Telephone Corporation Law (English translation thereof)
         (incorporated by reference to NTT's Form 6-K dated June 30,
         1997).
  2.3    Supplemental Provisions for the Law Concerning Partial Revision
         to the Nippon Telegraph and Telephone Corporation Law (English
         translation thereof) (incorporated by reference to NTT's Form
         6-K dated July 8, 1997).
  3.1    Articles of Incorporation of NTT (English translation thereof)
         (incorporated by reference to Exhibit 3.1 to NTT's Registration
         Statement on Form F-3 (file no. 333-8264)).
  3.2    Regulations of Board of Directors of NTT (English translation thereof) (incorporated by reference to Exhibit 1.2 to NTT's
         Registration Statement on Form 20-F (file no. 1-8910)).
  3.3    Share Handling Regulations of NTT (English translation thereof)
         (incorporated by reference to Exhibit 1.3 to NTT's Registration
         Statement on Form 20-F (file no. 1-8910)).
  4.1    Deposit Agreement, dated as of July 8, 1994, among NTT, Morgan
         Guaranty Trust Company of New York, as Depositary, and all
         holders from time to time of American Depositary Receipts
         issued thereunder (incorporated by reference to Exhibit (a) to
         Registration Statement on Form F-6 (file no. 33-81562)).
  4.2    Form of ADR (included in Exhibit 4.1).
  4.3    Specimen Certificate for shares of NTT's common stock, par value (Yen)50,000 per share (English translation thereof)
         (incorporated by reference to Exhibit 2.2 to NTT's Registration
         Statement on Form 20-F (file no. 1-8910)).
  5.1    Opinion and consent of Tomotsune Kimura & Mitomi, as to the validity of the shares underlying the ADSs.**
  8.1    Tax opinion and consent of Milbank, Tweed, Hadley & McCloy.*
 23.1    Consent of Price Waterhouse.**
 23.2    Consent of Tomotsune Kimura & Mitomi (included in Exhibit 5.1).
 23.3    Consent of Milbank, Tweed, Hadley & McCloy (included in Exhibit
         8.1).
 24.     Powers of Attorney.**

--------
 * Filed herewith.
** Previously filed.